                                                                       EXHIBIT A


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock of Starwood Financial Trust and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of December 9, 1999.

                     LAZARD FRERES REAL ESTATE FUND II L.P.

                     By: Lazard Freres Real Estate Investors L.L.C., General Partner

                           By:  /s/ John A. Moore
                                -------------------
                                Name: John A. Moore
                                Title: Principal and Chief Financial Officer

                     LAZARD FRERES REAL ESTATE OFFSHORE FUND II L.P.

                     By:   LF Real Estate Investors Company, General Partner

                           By:  /s/ Douglas N. Wells
                                ---------------------
                                Name: Douglas N. Wells
                                Title: Authorized Signatory

                     LF OFFSHORE INVESTMENT, L.P.

                     By:   LF Real Estate Investors Company, General Partner

                           By:   /s/ Douglas N. Wells
                                 ---------------------
                                 Name: Douglas N. Wells
                                 Title: Authorized Signatory

                     LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                     By:  /s/ John A. Moore
                          -------------------
                          Name: John A. Moore
                          Title: Principal and Chief Financial Officer

                     LF REAL ESTATE INVESTORS COMPANY

                     By:  /s/ Douglas N. Wells
                          ---------------------
                          Name: Douglas N. Wells
                          Title: Authorized Signatory

                     LAZARD FRERES & CO. LLC

                     By:  /s/ Scott D. Hoffman
                          ----------------------
                          Name: Scott D. Hoffman
                          Title: Managing Director


                     COMPAGNIE FRANCAISE DE PARTICIPATIONS ET D'ASSURANCES

                     By:  /s/ Bruno Keller
                          -----------------
                          Name: Bruno Keller
                          Title: President and Director General

                     EURAFRANCE

                     By:  /s/ Bruno Keller
                          -----------------
                          Name: Bruno Keller
                          Title: Secretaire General